UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 14, 2014

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 14, 2014, Real Goods Solar, Inc., a Colorado corporation (“Real Goods Solar”), completed the merger transaction contemplated by the Agreement and Plan of Merger, dated August 8, 2013 (the “Merger Agreement”), by and among Real Goods Solar, Real Goods Mercury, Inc., a Delaware corporation and wholly-owned subsidiary of Real Goods Solar (“Merger Sub”), and Mercury Energy, Inc., a Delaware corporation (“Mercury”). Pursuant to the terms of the Merger Agreement, at the effective time of the merger transaction (the “Effective Time”), Merger Sub merged with and into Mercury (the “Merger”), with Mercury continuing as the surviving corporation and becoming an indirect wholly-owned subsidiary of Real Goods Solar. Real Goods Solar’s shareholders approved the issuance of Real Goods Solar Class A common stock (the “Real Goods Solar Common Stock”) in the Merger at the special meeting of Real Goods Solar’s shareholders held on January 14, 2014, and Mercury’s stockholders approved the Merger and the Merger Agreement at the special meeting of Mercury’s stockholders held on January 6, 2014.

At the Effective Time, each share of Mercury’s common stock and preferred stock (other than dissenting shares) ceased to be outstanding and all shares of Mercury’s preferred stock were converted into the right to receive an aggregate of 8,348,145 shares of Real Goods Solar Common Stock. After the holdback of shares described below, at the Effective Time, each share of Mercury’s preferred stock was converted into the right to receive .458 share of Real Goods Solar Common Stock. No fractional shares of Real Goods Solar Common Stock will be issued and Real Goods Solar will pay cash in lieu of fractional shares.

Pursuant to the terms of Mercury’s Certificate of Incorporation, upon a sale or merger of Mercury, holders of Mercury’s preferred stock are entitled to a liquidation preference before holders of Mercury’s common stock will be entitled to receive any consideration from such sale or merger transaction. At the Effective Time, the liquidation preference greatly exceeded the value of the merger consideration. As a result, the holders of Mercury’s common stock will not receive any merger consideration in the Merger.

The number of shares of Real Goods Solar Common Stock issued as merger consideration is subject to a post-closing working capital adjustment. Mercury’s working capital was estimated for purposes of determining the number of shares of Real Goods Solar Common Stock to deliver at the Effective Time. After the Effective Time, the parties will determine Mercury’s actual working capital and, if necessary, true-up the number of shares of Real Goods Solar Common Stock constituting the merger consideration. A portion of the shares of Real Goods Solar Common Stock issued at the Effective Time was placed into escrow pursuant to the terms of the Merger Agreement and will be distributed in accordance with an escrow agreement (a) to refund merger consideration to Real Goods Solar in case the post-Effective Time determination of Mercury’s working capital is lower than the estimated working capital at the Effective Time, (b) to pay any indemnification claims made by Real Goods Solar or certain other indemnified parties, and (c) to pay retention bonuses under the retention bonus agreements entered into by Mercury and three members of Mercury’s management described below. Escrowed shares remaining after satisfying any claims for a refund or indemnification, and paying the retention bonuses, will be distributed to Mercury’s stockholders as discussed above.

The issuance of Real Goods Solar Common Stock to Mercury’s stockholders in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Real Goods Solar’s registration statement on Form S-4 (File No. 333-191065) initially filed by Real Goods Solar on September 9, 2013, as amended on October 21, 2013 and November 21, 2013, and which became effective on November 27, 2013 (the “Form S-4”).

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The representations and warranties of Real Goods Solar and its subsidiaries (including Merger Sub) contained in the Merger Agreement have been made solely for the benefit of Mercury. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) in some cases, have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission by Real Goods Solar prior to the date of the Merger Agreement, (iii) have been qualified by confidential disclosures made to Mercury in connection with the Merger Agreement that may contain some nonpublic information that is not material under applicable securities laws, (iv) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (v) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (vi) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Real Goods Solar or its subsidiaries (including Merger Sub) or their respective business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Real Goods Solar or any of its subsidiaries (including Merger Sub) or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Real Goods Solar’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Real Goods Solar and its subsidiaries (including

Merger Sub) that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that Real Goods Solar files with the Securities and Exchange Commission.

There are certain material relationships between Real Goods Solar and members of Mercury’s board of directors and management. These material relationships are further discussed in the Form S-4 under the heading “The Merger—Interests of Mercury’s Directors and Executive Officers in the Merger,” and such disclosure is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2014, at Real Goods Solar’s special meeting of shareholders, Real Goods Solar’s shareholders approved an amendment to the Real Goods Solar, Inc. 2008 Long-Term Incentive Plan (the “Incentive Plan”) to increase the maximum number of shares of Real Goods Solar Common Stock that may be issued or subject to awards under the Incentive Plan. Following the amendments to the Incentive Plan, up to an aggregate of 6,704,237 shares of Real Goods Solar Common Stock are authorized for issuance under the Incentive Plan.

Before the amendment, the aggregate number of shares of Real Goods Solar Common Stock that may have been issued and outstanding, or subject to awards outstanding, under the Incentive Plan could not exceed the lesser of (a) 3,000,000 shares of Real Goods Solar Common Stock, subject to adjustment as provided in the Incentive Plan, or (b) 10% of the then outstanding shares of Real Goods Solar Common Stock.

The foregoing summary is qualified in its entirety by the full text of the Incentive Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 14, 2014, Real Goods Solar held a special meeting of its shareholders. The final voting results for each of the matters submitted to a vote of shareholders at the special meeting were as follows:

Proposal 1: Real Goods Solar’s shareholders approved, as required by Rule 5635 of the NASDAQ Stock Market Rules, the issuance of shares of Real Goods Solar Common Stock in connection with the Merger with the following vote:

For	Against	Abstain
19,886,304	384,944	637,265

Proposal 2: Real Goods Solar’s shareholders approved an amendment to the Incentive Plan to increase the number of shares authorized for issuance under the Incentive Plan as described in Item 5.02 above with the following vote:

For	Against	Abstain
18,923,553	1,327,758	657,202

Because sufficient votes were received to approve proposals 1 and 2, it was not necessary to adjourn the special meeting in order to solicit additional proxies. Accordingly, a proposal to adjourn the special meeting was not moved or voted on at the special meeting.

None of the proposals at the special meeting of shareholders involved “routine” matters. As a result, there were no broker non-votes present at the meeting.

Item 8.01. Other Events.

On January 15, 2014, Real Goods Solar issued a press release announcing the closing of the Merger. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Rule 8-04 of Regulation S-X were previously reported in the Form S-4 and Real Goods Solar’s Current Report on Form 8-K filed on November 14, 2013, and, pursuant to General Instruction B-3 of Form 8-K, are not additionally reported herein.

(b) Pro Forma Financial Information

The financial statements required by Rule 8-05 of Regulation S-X were previously reported in the Form S-4 and Real Goods Solar’s Current Report on Form 8-K filed on November 14, 2013, and, pursuant to General Instruction B-3 of Form 8-K, are not additionally reported herein.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 8, 2013, among Real Goods Solar, Inc., Real Goods Mercury, Inc. and Mercury Energy, Inc. (incorporated by reference to Exhibit 2.1 to Real Goods Solar, Inc.’s Current Report on Form 8-K filed September 9, 2013)

10.1	Amended and Restated Real Goods Solar, Inc. 2008 Long-Term Incentive Plan

99.1	Joint Press Release of Real Goods Solar, Inc. and Mercury Energy, Inc. dated January 15, 2014

* This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While Real Goods Solar believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the actual amount of Mercury’s working capital at the Effective Time, indemnification claims under the Merger Agreement, payment of retention bonuses under the retention bonus agreements entered into with the Executives, realizing synergies and other benefits from the Merger, introduction of new products and services, completion and integration of acquisitions, possibility of negative economic conditions and other risks and uncertainties included in Real Goods Solar’s filings with the Securities and Exchange Commission. Real Goods Solar assumes no duty to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo Chief Financial Officer

Date: January 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 8, 2013, among Real Goods Solar, Inc., Real Goods Mercury, Inc. and Mercury Energy, Inc. (incorporated by reference to Exhibit 2.1 to Real Goods Solar, Inc.’s Current Report on Form 8-K filed September 9, 2013)

10.1	Amended and Restated Real Goods Solar, Inc. 2008 Long-Term Incentive Plan

99.1	Joint Press Release of Real Goods Solar, Inc. and Mercury Energy, Inc. dated January 15, 2014

* This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.